Accounts Receivable, Net	12 Months Ended
Dec. 31, 2010
ACCOUNTS RECEIVABLE, NET [Abstract]
8. ACCOUNTS RECEIVABLE, NET

8.	ACCOUNTS RECEIVABLE, NET

Unbilled amounts represent sales for which billings have not been presented to customers at year-end. These amounts are usually billed and collected within one year. Progress payments are received on a number of firm fixed-price contracts. Unbilled amounts are presented net of progress payments of $5.7 billion and $5.4 billion at December 31, 2010, and 2009, respectively.

Accounts receivable at December 31, 2010, are expected to be collected in 2011, except for approximately $60 million due in 2012 and $23 million due in 2013 and later.

The company does not believe it has significant exposure to credit risk as accounts receivable and the related unbilled amounts are primarily due from the U.S. Government. The company applied the GAAP guidance related to “Accounts Receivable – Credit Quality of Financing Receivables” on a prospective basis. Accordingly, accruals for potential overhead rate adjustments and other costs that were previously reported as an allowance for doubtful amounts have been reclassified to other current liabilities at December 31, 2010.

Accounts receivable consisted of the following:

	December 31
$ in millions	2010	2009
Due From U.S. Government
Amounts billed	$900	$837
Recoverable costs and accrued profit on progress completed – unbilled	1,718	1,414

	2,618	2,251

Due From Other Customers
Amounts billed	280	308
Recoverable costs and accrued profit on progress completed – unbilled	458	341

	738	649

Total accounts receivable	3,356	2,900
Allowance for doubtful accounts	(27)	(41)

Total accounts receivable, net	$3,329	$2,859